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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)

            000-25705                               98-0110412
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     (Commission File Number)           (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
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              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On March 17, 2005 GSI Lumonics Inc. ("Company") entered into an Agreement of Purchase and Sale ("Agreement") with Ottawa Community Housing Corporation ("Purchaser") for the sale of 3.18 acres of land and a building located at 39 Auriga Drive, Ottawa, Ontario, Canada ("Property"). The material terms of the Agreement are:

1. Purchase Price: Two Million and Seventy-Five Thousand Canadian Dollars (CDN $2,075,000) payable as to Seventy-Five Thousand Canadian Dollars (CDN $75,000) within 24 hours of execution of the Agreement and the balance upon completion of the Agreement.

2. Closing Date: The Closing Date is the earlier of May 27, 2005 or within 15 days of the fulfillment of the condition that the City of Ottawa approve the consent to sever the Property being sold from the adjacent land which is also owned by the Company ("Land").

3.   Conditions:   The following material conditions must be met in order
for the Company to complete this sale: (i) Approval from the City of Ottawa to sever the Property from the Land; and (ii) Approval by the Company's Board of Directors. The following material condition must be met in order for the Purchaser to complete the purchase of the Property:
(i) Inspection and approval of the physical property.

4. Company Covenants: The Company shall, before the Closing Date, excavate and remove a 2,000 liter Underground Storage Tank and provide a report to Purchaser that such has been removed along with the associated piping and that the soil in the immediate vicinity is free from any Hazardous Substances as that is defined in the Agreement.

5. Purchaser Exclusivity: Purchaser shall not enter into negotiations or submit agreements to obtain economic interest in any other property until this Agreement has been formally completed or terminated.

6. Title: Purchaser will be allowed until the 30th day of April to examine the title to the Property. If within that time the Purchaser provides any valid objection to title or description in writing to the Company which the Company is unable or unwilling to remove or satisfy and which the Purchaser will not waive, the Agreement, at the option of the Purchaser, will terminate and the deposit and other monies paid under the Agreement by the Purchaser, together with accrued interest, will be returned to the Purchaser immediately.

7. Adjustments: Utilities, taxes, and insurance shall be the responsibility of the Company as of the Closing Date, thereafter, Purchaser shall be responsible.

8. Right of First Refusal: Purchaser shall have 15 days from receiving notice from the Company of a third party offer to purchase all or a portion of the Land, to accept to purchase the subject land under the same terms and conditions.
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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   Financial Statements of Businesses Acquired.

            Not required.

      (b)   Pro Forma Financial Information.

            Not required.

      (c)   Exhibits.

            10.1  Agreement of Purchase and Sale
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GSI LUMONICS INC.
                                           (Registrant)


Date:  March 21, 2005                     By:   /s/  Tamblyn Ghanem
                                              --------------------------------
                                                Tamblyn Ghanem
                                                Assistant Secretary and
                                                Corporate Counsel
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                                  EXHIBIT INDEX


      Exhibit No.     Description
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           10.1       Agreement of Purchase and Sale